UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number        811-23176

NB Crossroads Private Markets Fund IV Holdings LLC

(Exact name of registrant as specified in charter)

325 North Saint Paul Street

49th Floor

Dallas, TX 75201

(Address of principal executive offices) (Zip code)

Patrick Deaton, Chief Operating Officer

Neuberger Berman Investment Advisers LLC

1290 Avenue of the Americas

New York, NY 10104

(Name and address of agent for service)

Registrant’s telephone number, including area code:            1-212-476-8800

Date of fiscal year end: March 31

Date of reporting period: March 31, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

NB Crossroads Private Markets Fund IV Holdings LLC

Annual Report

For the year ended March 31, 2024

NB Crossroads Private Markets Fund IV Holdings LLC

(Unaudited)

Private Equity Market Update

In 2023 and through the first quarter of 2024, the U.S. economy averted a recession and continued to grow steadily despite many predictions to the contrary. Real GDP growth was reported at 2.5% in 2023 vs. 1.9% in 2022,1 while the unemployment rate remained impressively low at 3.6% in 2023 (flat vs. 2022), which we believe reflected the strength of the labor market and the U.S. economy as a whole.2 This was particularly remarkable in light of the U.S. Federal Reserve’s continued efforts to combat inflation through a series of interest rate hikes that started in 2022 and continued with four additional quarter-point rate hikes to the federal funds rate in 2023. As a result, inflation moderated in the U.S., despite some uncertain data points in the first quarter of 2024.

During the first half of 2023, the U.S. private equity market saw a continuation of the cautious yet strategic investment activity that characterized the latter part of 2022. Total deal volumes declined considerably compared to the prior year, with deal count down 18% and deal volume down 31%.3 While 2023 exit volumes fell 8% and exit count fell 14% vs. the prior year, exit activity saw a gradual improvement in the latter half of 2023, as market conditions began to stabilize with Q4 2023 exit volumes and exit count up 36% and 3%, respectively.3 However, fundraising activity in 2023 remained remarkably steadfast, with total capital raised surpassing $300 billion for the first time, but the number of funds raised fell 15% vs. 2022, reverting in line with pre-pandemic levels and reflecting limited partner ("LP") selectiveness and preference for more scaled and proven managers in a more discerning fundraising environment.4

Looking ahead, we expect several pivotal shifts in the U.S. private equity landscape. The quality of deals has remained high so far in 2024 and is expected to grow as general partners ("GPs") are highly focused on monetizing mature, proven assets that have the potential to generate attractive returns for LPs in the near term. While we anticipate buyers will remain highly selective given the changing macro-economic landscape, GPs may explore many of the other avenues for generating liquidity, including debt refinancings, minority equity sales/recapitalizations, preferred stock, and secondaries. We believe more attractive financing packages, moderated valuations and continued high-quality assets in the market should translate into more meaningful private equity investment during 2024. At the same time, we continue to expect headwinds for fundraising for much of the year, but as distributions from exit activity start to arrive with LPs, we may see a rebound of fundraising later in the year.

Private Equity Investment Activity

In 2023, $405 billion was invested in the U.S. private equity market, marking a continuation of the decline from the $588 billion invested in 2022 and the $726 billion in 2021 and a reversion to a more “normalized” year of capital deployment compared to historical levels closer to ~$400 billion of annual investment activity.5 Deal activity further decreased as GPs faced heightened scrutiny from lenders amidst rising interest rates and a tightening credit market. This led to a shift towards smaller transaction sizes with less leverage and an increased reliance on alternative financing sources beyond traditional bank loans. Middle market deals with enterprise values equal to or less than $1 billion grew from 50% to 55% of total deal volumes compared to the prior year while deals with enterprise values north of $1 billion decreased from 40% to 35% of total deal volumes compared to the prior year. The number of leveraged buyout and add-on transactions declined more than 25% versus the prior year, while growth equity remained more resilient with deal count outpacing leveraged buyout deals for the first time.3

While public to private transactions remained a notable aspect in terms of deal count in 2023 (nearly flat vs. 2022), public to private deal values declined 45% vs. 2022.5 Take private transaction values significantly declined as GPs targeted smaller public companies due to more attractive public valuations and digestible equity check sizes in a debt-constrained environment. Corporate carveout investment activity accelerated in the latter half of the year driven by large corporations looking to optimize their business segments as economic conditions stabilized and GPs pursued attractive valuations. By Q4 2023, corporate carveouts had recovered to 10.7% of leveraged buyouts from a deal count perspective, above the recent Q4 2021 low of 5.8% and the 2017-2019 average of 10.1%.3

1 Bureau of Economic Analysis, as of April 9, 2024.

2 Bureau of Labor Statistics, as of April 9, 2024.

3 PitchBook 2023 Annual US PE Breakdown.

4 Preqin, as of April 4, 2024.

5 PitchBook, as of April 4, 2024.

NB Crossroads Private Markets Fund IV Holdings LLC

(Unaudited)

Private Equity Outlook for 2024

We believe the current environment offers significant opportunity for investors who have capital to invest in this capital-constrained market, and we have seen attractive investment opportunities up and down the capital stack and at various points in the ownership cycle. Looking ahead to the rest of 2024, we expect several pivotal shifts in the private equity landscape, given the focus by GPs on monetizing mature, in demand assets. This has meaningfully increased the number of companies GPs have in market and/or plan to take to market. We anticipate that buyers will continue to prefer high-quality assets with clear opportunities for growth, particularly given the uncertainty surrounding upcoming elections, stickier inflation, and higher interest rates. The market is evolving in terms of exit paths that GPs can pursue for their companies, and full sales are not the only option. In particular, we have seen preferred equity, mid-life co-investments, and GP-led secondary transactions increase in popularity as a means for sellers to get at least partial liquidity to LPs, and we expect those transactions to remain popular for the duration of 2024.

Fund Overview

NB Crossroads Private Markets Fund IV Holdings LLC (the “Fund”) aims to provide investors attractive risk-adjusted returns. The Fund seeks to achieve its objective by investing in a diversified global portfolio of high-quality third-party private equity funds (“Portfolio Funds”), including secondary investments in underlying Portfolio Funds acquired from investors in such Portfolio Funds, pursuing investment strategies in small and mid-cap buyout, large-cap buyout, special situations (primarily distressed-oriented strategies), and venture and growth capital, and by co-investing directly in portfolio companies alongside Portfolio Funds and other private equity firms. The Fund is fully committed to a diversified set of Portfolio Funds and portfolio companies and allocated across investment strategy, asset class, industry, sponsor and geography. As of March 31, 2024, the Fund was invested across 65 investments, including 33 co-investments, 28 primary Portfolio Fund investments and 4 secondary Portfolio Fund investments.

The Fund generated a 3.85% total return on a net asset value (“NAV”) basis for the fiscal year ended March 31, 2024. The Fund generated positive performance results across its three key transaction types: primary, secondary and co-investments. Among the positive drivers, the Fund benefitted from primary investments in a European growth equity fund, a North American special situations fund and a North American middle-market buyout fund. Additionally, the Fund generated positive performance from a co-investment in a North American digital media business.

On the other hand, among the detractors from performance, the Fund saw negative performance from a primary investment in a North American upper-middle market buyout fund. Additionally, the Fund saw negative performance from a co-investment in a now listed publicly traded healthcare business. At this point in the Fund’s life, we remain focused on continued value creation in the portfolio and generating distributions for investors.

NB Crossroads Private Markets Fund IV Holdings LLC

(Unaudited)

The portfolio composition, industries and holdings of the Fund are subject to change without notice. The opinions are as of the date of this report and are subject to change without notice.

Fund Performance – Average Annual Total Return Ended 3/31/2024

	1 Year	5 Year	Since Inception
NB Crossroads Private Markets Fund IV Holdings LLC[1]	3.85%	15.97%	7.11%
MSCI World Index (Net)[2]	25.11%	12.07%	11.97%

The performance data quoted represent past performance and does not predict future performance. Current performance may be lower or higher than the performance data quoted.

The results shown in the table reflect the reinvestment of distributions, if any. The results do not reflect the effect of taxes a Fund investor (“Investor”) would pay on Fund distributions or on the sale of the Fund’s limited liability company interests (the “Interests”).

Unlike open-ended funds, the Fund’s Interests are not continually offered. The Fund offered its Interests only to persons or entities that are both “accredited investors” as defined in Section 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), and “qualified clients” as defined in Rule 205-3 under the Investment Advisers Act of 1940, as amended, in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of, and/or Regulation D under, the Securities Act.

(1)	The Fund commenced operations on November 15, 2016.

(2)	The MSCI World Index captures large and mid-cap representation across 23 Developed Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The Developed Markets countries include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US. The MSCI World Index (Net) calculates reinvested dividends net of withholding taxes. The index is unmanaged and does not include fees. Investors may not invest in the index directly.

NB Crossroads Private Markets Fund IV Holdings LLC

(Unaudited)

Growth of a $50,000 Investment

This graph shows the change in value of a hypothetical $50,000 investment in the Fund over the past 10 fiscal years. The results shown in the graph reflect the reinvestment of Fund distributions, in any. The results do not reflect the effect of taxes and Investor would pay on Fund distributions. The result is compared with a broad-based market index. The market index has not been reduced to reflect any of the fees and costs of investing. The required minimum initial capital commitment by an Investor in the Fund was $50,000. Consistent with Securities and Exchange Commission reporting requirement, the line graph above assumes that an Investor’s $50,000 capital commitment was fully called and invested at the commencement of the Fund’s operations; however, as disclosed to potential investors, their initial capital commitments to the Fund would not be full called and immediately invested. Rather, Investors’ capital commitments are called and drawn down by the Fund as investment opportunities are identified by the Fund’s Investment Adviser over the term of the Fund. As such, the investment growth shown in the line graph above may not reflect the actual performance experience of an Investor invested in the Fund over this time period.

Impact of the Fund’s Distribution Policy

The Fund does not have a policy or practice of maintaining a specified level of distributions to investors. From time to time, the Fund pays distributions at the discretion of the Board of Managers as distributions are received from underlying fund investments due to liquidity events. In general, this practice does not affect the Fund’s investment strategy and may reduce the Fund’s net asset value. Over time, a portion of an Investor’s distribution will be a return of its capital given the Fund has a limited term and will seek to return its available assets to investors. The tax characteristics of an Investor’s distributions will be reflected on its annual Schedule K-1 form.

NB Crossroads Private Markets Fund IV Holdings LLC

For the year ended March 31, 2024

NB Crossroads Private Markets Fund IV Holdings LLC

Statement of Assets, Liabilities and Members’ Equity – Net Assets

As of March 31, 2024

Assets

Investments, at fair value (cost $219,083,657)	$391,033,749
Interest receivable	89,684
Deferred financing costs	28,724
Prepaid insurance	14,492

Total Assets	$391,166,649

Liabilities

Advisory fees payable	$459,668
Professional fees payable	206,275
Due to Affiliate	119,694
Administration service fees payable	109,303
Other payables	553

Total Liabilities	$895,493

Commitments and contingencies (Note 5)

Members’ Equity - Net Assets	$390,271,156

Units of Membership Interests outstanding (unlimited units authorized)	1,475,657.81
Net Asset Value Per Unit	$264.47

The accompanying notes are an integral part of these financial statements.

NB Crossroads Private Markets Fund IV Holdings LLC

Schedule of Investments

As of March 31, 2024

Investments / Co-investments (A),(B),(D)	Acquisition Type	Acquisition Dates (C)	Geographic Region (E)	Cost	Fair Value
Large-cap Buyout (20.74%)
BC European Capital X - Betty Co-Investment (1) LP	Co-investment	01/2019-10/2022	North America	$489,618	$1,746,418
BC European Capital X - Hulk Co-Investment (1) LP	Co-investment	07/2018-10/2022	North America	1,146,962	3,948,558
Carlyle Partners VII, L.P.	Primary	12/2018-02/2024	North America	11,209,442	14,393,259
Clayton, Dubilier & Rice Fund X, L.P.	Primary	03/2018-02/2024	North America	5,622,858	9,545,954
Cortefiel Co-Invest SCSp	Co-investment	10/2017-05/2022	Europe	1,309,868	2,628,444
CVC Capital Partners VII, L.P.	Primary	12/2018-12/2023	Europe	7,021,831	15,657,666
Gorilla Aggregator L.P. (F)	Co-investment	10/2017	North America	1,583,511	4,652,511
KKR Byzantium Infrastructure Co-Invest L.P.	Co-investment	10/2017	Europe	2,123,701	2,774,660
KKR Taurus Co-Invest II L.P.	Co-investment	10/2017-11/2017	North America	125,598	100,762
SLP Blue Co-Invest, L.P.	Co-investment	06/2018-05/2022	North America	1,804,695	3,187,564
THL Equity Fund VIII Investors (Agiliti), L.P.	Co-investment	01/2019-07/2021	North America	2,976,929	5,055,458
TPG Healthcare Partners, L.P.	Primary	12/2019-09/2023	North America	1,729,493	2,239,802
TPG Partners VIII, L.P.	Primary	12/2019-11/2023	North America	7,079,524	11,891,313
Uno Co-Invest L.P.	Co-investment	06/2017-06/2020	North America	1,032,048	3,128,311
				45,256,078	80,950,680
Small and Mid-cap Buyout (40.43%)
BC Holdco, LLC	Co-investment	11/2017-02/2023	North America	2,170,595	6,482,300
ByLight InvestCo LP	Co-investment	05/2017-02/2023	North America	365,821	7,523,339
Charlesbank Equity Fund IX, L.P.	Primary	07/2018-08/2023	North America	7,913,042	14,258,232
CHG PPC Investor LLC	Co-investment	03/2018	North America	570,715	3,745,528
CI Capital Investors II, L.P.	Secondary	06/2017-02/2023	North America	15,547	846
CI Capital Investors II Follow-On Partners, L.P.	Co-investment	05/2018-02/2022	North America	488,564	25,657
EQT Mid Market Europe, L.P.	Primary	08/2017-01/2024	Europe	4,759,423	6,587,747
EXC Holdings LP (F)	Co-investment	11/2017-12/2022	North America	616,454	1,643,719
Further Global Capital Partners, L.P.	Primary	03/2018-02/2024	North America	11,388,679	14,160,241
JLL MedPlast Topco, L.P.	Co-investment	06/2018	North America	1,640,000	5,300,000
KKR Global Infrastructure Investors III L.P.	Primary	12/2018-07/2023	North America	8,423,205	12,274,319
MCH Iberian Capital Fund IV, F.C.R.	Secondary	05/2017-07/2023	Europe	4,211,358	6,862,240
MHS Acquisition Holdings, LLC (F)	Co-investment	03/2017-12/2019	North America	1,046,584	1,677,975
Milani Aggregator LLC (F)	Co-investment	06/2018-08/2021	North America	1,699,440	2,175,283
MND Holdings I Corp (F)	Co-investment	07/2017	North America	-	122,521
NB Soho LP (TRG Growth Fund II)	Secondary	06/2017-04/2022	North America	491,410	711,820
NB Verrocchio LP	Co-investment	06/2018-05/2022	South America	3,361,272	1,966,006
Oak Hill Capital Partners IV, L.P.	Primary	05/2017-03/2024	North America	1,222,572	3,767,893
PPC Fund II, L.P.	Primary	04/2018-11/2023	North America	8,653,335	13,230,454
Rockbridge Portfolio Fund I L.P.	Secondary	12/2018-06/2021	North America	1,090,237	3,489,764
Silver Creek Midstream Coinvest LP	Co-investment	06/2018-11/2019	North America	2,506,322	3,753,881
THL Equity Fund VII Investors (MHS), L.P.	Co-investment	04/2017-09/2022	North America	1,120,035	4,311,769
Veritas Capital Fund VI, L.P.	Primary	06/2017-10/2022	North America	3,694,704	12,880,097
VSC RST Holdco, L.P. (F)	Co-investment	08/2017-08/2021	North America	-	188,737
Webster Capital IV, L.P.	Primary	07/2018-06/2023	North America	9,933,105	20,666,283
Wind Point Partners CV1, L.P.	Secondary	09/2018-10/2019	North America	13,453	69,156
WR Environmental Aggregator LLC (F)	Co-investment	04/2017-02/2022	North America	1,148,240	2,020,902
Wrigley Co-Invest, L.P.	Co-investment	06/2018-10/2018	North America	2,350,120	7,884,715
				80,894,232	157,783,235

The accompanying notes are an integral part of these financial statements.

NB Crossroads Private Markets Fund IV Holdings LLC

Schedule of Investments

As of March 31, 2024

Investments / Co-investments (A),(B),(D)	Acquisition Type	Acquisition Dates (C)	Geographic Region (E)	Cost	Fair Value
Special Situations (16.32%)
Apollo Investment Fund IX, L.P.	Primary	03/2019-03/2024	North America	2,621,193	4,605,438
Cerberus Institutional Partners VI, L.P.	Primary	04/2017-12/2019	North America	7,536,488	11,687,972
Diligere Co-Investment Partners, LLC	Co-investment	02/2018-10/2022	North America	1,305,255	3,634,980
Epiris Fund II L.P.	Primary	05/2018-11/2023	Europe	8,213,725	14,695,995
Lantern Capital Partners Fund I (A), L.P	Primary	04/2018-02/2021	North America	2,509,208	1,808,256
NB Arch LP	Co-investment	09/2017-06/2022	North America	835,377	4,262,404
Runner Topco L.P. (F)	Co-investment	04/2018	North America	132,049	350,101
Sycamore Partners III, L.P.	Primary	01/2018-01/2024	North America	6,647,391	12,941,283
Verscend Intermediate Holding Corp. (F)	Co-investment	08/2018	North America	9,855,561	9,705,138
				39,656,247	63,691,567
Venture Capital (16.65%)
Alsop Louie Capital IV L.P.	Primary	11/2017-09/2022	North America	5,509,267	6,172,804
Battery Ventures XII, L.P.	Primary	03/2018-08/2021	North America	1,975,887	5,172,017
Battery XII Side Fund, L.P.	Primary	03/2018-08/2021	North America	1,164,607	2,901,385
Canaan XI L.P.	Primary	01/2018-02/2023	North America	4,322,992	9,330,773
DFJ Growth III, L.P.	Primary	05/2017-09/2023	North America	3,404,634	7,756,178
Hosen Capital Fund III, L.P.	Primary	04/2017-09/2019	Asia	2,036,831	3,650,548
Menlo Ventures XIV, L.P.	Primary	10/2017-06/2022	North America	2,521,288	7,287,874
New Clearent Holdings, LLC (F)	Co-investment	06/2018-10/2021	North America	2,026,027	5,166,369
Summit Partners Europe Growth Equity Fund II, SCSp	Primary	01/2018-11/2023	Europe	2,699,261	11,396,166
TPG Tech Adjacencies, L.P.	Primary	06/2019-03/2023	North America	3,971,268	6,129,115
				29,632,062	64,963,229

Short Term Investments	Cost	Fair Value
Money Market Fund (6.06%)
Morgan Stanley Institutional Liquidity Fund Government Portfolio (G)	23,645,038	23,645,038
	23,645,038	23,645,038

Total Investments in Portfolio Funds (cost $219,083,657) (100.20%)		391,033,749
Other Assets & Liabilities (Net) (-0.20%)		(762,593)
Members' Equity - Net Assets (100.00%)		$390,271,156

(A)	Non-income producing securities, which are restricted as to public resale and illiquid.
(B)	Total cost of illiquid and restricted securities at March 31, 2024 aggregated $195,438,619. Total fair value of illiquid and restricted securities at March 31, 2024 was $367,388,711 or 94.14% of net assets.
(C)	Acquisition Dates cover from original investment date to the last acquisition date and is required disclosure for restricted securities only.
(D)	All percentages are calculated as fair value divided by the Company's Members' Equity - Net Assets.
(E)	Geographic Region is based on where a Portfolio Fund is headquartered and may be different from where the Portfolio Fund invests.
(F)	The fair value of the investment was determined using a significant unobservable input.
(G)	The rate is 5.09%, the annualized seven-day yield as of March 31, 2024.

The accompanying notes are an integral part of these financial statements.

NB Crossroads Private Markets Fund IV Holdings LLC

Statement of Operations

As of March 31, 2024

Investment Income:

Dividend income	$1,291,595
Interest income	437,956

Total Investment Income	1,729,551

Operating Expenses:

Advisory fees	1,838,674
Administration service fees	417,906
Professional fees	353,302
Managers' fees	198,698
Insurance expense	44,930
Financing costs	42,563
Other expenses	67,166

Total Operating Expenses	2,963,239

Net Investment Loss	(1,233,688)

Net Realized and Change in Unrealized Gain on Investments (Note 2)

Net realized gain on investments	27,423,154
Net change in unrealized appreciation on investments	(11,023,536)

Net Realized and Change in Unrealized Gain on Investments	16,399,618

Net Increase in Members’ Equity – Net Assets Resulting from Operations	$15,165,930

The accompanying notes are an integral part of these financial statements.

NB Crossroads Private Markets Fund IV Holdings LLC

Statement of Changes in Members’ Equity – Net Assets

For the year ended March 31, 2023

	Members' Equity	Special Member	Total
Members' committed capital	$330,959,751	$3,344,543	$334,304,294

Members' equity at April 1, 2022	$437,457,463	$4,426,114	$441,883,577
Capital distributions	(48,512,985)	(484,959)	(48,997,944)
Net investment loss	(1,659,209)	(16,767)	(1,675,976)
Net realized gain on investments	21,252,540	214,770	21,467,310
Net change in unrealized appreciation on investments	(11,954,383)	(120,806)	(12,075,189)
Members' equity at March 31, 2023	$396,583,426	$4,018,352	$400,601,778

For the year ended March 31, 2024

	Members' Equity	Special Member	Total
Members' committed capital	$330,959,751	$3,344,543	$334,304,294

Members' equity at April 1, 2023	$396,583,426	$4,018,352	$400,601,778
Capital distributions	(25,245,711)	(250,841)	(25,496,552)
Net investment loss	(1,221,346)	(12,342)	(1,233,688)
Net realized gain on investments	27,148,799	274,355	27,423,154
Net change in unrealized appreciation on investments	(10,913,251)	(110,285)	(11,023,536)
Members' equity at March 31, 2024	$386,351,917	$3,919,239	$390,271,156

The accompanying notes are an integral part of these financial statements.

NB Crossroads Private Markets Fund IV Holdings LLC

Statement of Cash Flows

For the year ended March 31, 2024

CASH FLOWS FROM OPERATING ACTIVITIES

Net change in Members’ Equity – Net Assets resulting from operations	$15,165,930
Adjustments to reconcile net change in Members’ Equity – Net Assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(11,422,312)
Proceeds received from investments	55,521,480
Net realized gain on investments	(27,423,154)
Net change in unrealized (appreciation) depreciation on investments	11,023,536
Net change in accretion of PIK dividend	(1,291,595)
Net purchases and sales of short term investments	(16,080,223)
Changes in assets and liabilities related to operations
(Increase) decrease in interest receivable	(64,424)
(Increase) decrease in deferred financing costs	42,563
(Increase) decrease in prepaid insurance	5,929
Increase (decrease) in professional fees payable	(86,136)
(Increase) decrease in due from Affiliate	118,044
Increase (decrease) in administration service fees payable	(72)
Increase (decrease) in financing costs payable	(13,125)
Increase (decrease) in other payables	111

Net cash provided by (used in) operating activities	25,496,552

CASH FLOWS FROM FINANCING ACTIVITIES

Distributions to Members	(25,496,552)

Net cash provided by (used in) financing activities	(25,496,552)

Net change in cash and cash equivalents	-
Cash and cash equivalents at beginning of the year	-

Cash and cash equivalents at end of the year	$-

Noncash activities
Receipt of in-kind distributions of securities from underlying
Portfolio Funds, at value on the date of distribution	$99,009

Distributions totaling $423,730 were made to the TE Fund and the Offshore Fund for taxes paid and/or accrued on behalf of the TE Fund and Offshore Fund.

The accompanying notes are an integral part of these financial statements.

NB Crossroads Private Markets Fund IV Holdings LLC

Financial Highlights

	For the year ended March 31, 2024	For the year ended March 31, 2023	For the year ended March 31, 2022	For the year ended March 31, 2021	For the year ended March 31, 2020
Per Unit Operating Performance (1)

NET ASSET VALUE, BEGINNING OF YEAR	$271.47	$299.45	$264.96	$177.13	$172.70
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(0.84)	(1.14)	(1.40)	(1.43)	(1.62)
Net realized and unrealized gain on investments	11.12	6.36	76.84	89.42	6.08
Net increase (decrease) in net assets resulting from operations	10.28	5.22	75.44	87.99	4.46

DISTRIBUTIONS TO MEMBERS:
Net change in Members’ Equity - Net Assets due to distributions to Members	(17.28)	(33.20)	(40.95)	(0.16)	(0.03)
NET ASSET VALUE, END OF YEAR	$264.47	$271.47	$299.45	$264.96	$177.13
TOTAL NET ASSET VALUE RETURN (1), (2), (3)	3.85%	2.03%	28.90%	49.69%	2.58%

RATIOS AND SUPPLEMENTAL DATA:
Members' Equity - Net Assets, end of year in thousands (000's)	$390,271	$400,602	$441,884	$390,985	$235,453
Ratios to Average Members' Equity - Net Assets: (4)
Expenses	0.74%	0.80%	0.69%	0.98%	1.24%
Net investment loss	(0.31)%	(0.46)%	(0.49)%	(0.71)%	(0.91)%
Portfolio Turnover Rate (5)	2.92%	5.42%	10.23%	9.36%	8.89%

INTERNAL RATES OF RETURN:
Internal Rate of Return (6)	17.83%	20.34%	24.57%	23.18%	9.35%

(1)	Selected data for a unit of Membership Interest outstanding throughout each year.
(2)	Total investment return, based on per unit net asset value, reflects the changes in net asset value based on the effects of organizational costs, the performance of the Company during the year and assumes distributions, if any, were reinvested. The Company's units are not traded in any market; therefore, the market value total investment return is not calculated.
(3)	Total return and the ratios to average members' equity - net assets is calculated for the Company taken as a whole.
(4)	Ratios do not reflect the Company's proportional share of the net investment income (loss) and expenses, including any performance-based fees, of the Portfolio Funds.
(5)	Proceeds received from investments are included in the portfolio turnover rate.
(6)	The Internal Rate of Return is computed based on the actual dates of the cash inflows and outflows since inception and the ending net assets at the end of the year as of each measurement date.

The accompanying notes are an integral part of these financial statements.

NB Crossroads Private Markets Fund IV Holdings LLC

Notes to the Financial Statements

March 31, 2024

1. Organization

NB Crossroads Private Markets Fund IV Holdings LLC (the “Company”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Company was organized as a Delaware limited liability company on November 10, 2015. The Company commenced operations on November 15, 2016. The duration of the Company is ten years from the final subscription closing date (the “Final Closing”), which occurred on August 7, 2017, subject to two two-year extensions which may be approved by the Board of Managers of the Company (the “Board” or the “Board of Managers”). Thereafter, the term of the Company may be extended by consent of a majority-in-interest of its Members as defined in the Company’s limited liability company agreement (the “LLC Agreement”).

The Company’s investment objective is to provide attractive risk-adjusted returns. The Company seeks to achieve its objective by investing in a diversified global portfolio of high quality third- party private equity funds (“Portfolio Funds”) including secondary investments in underlying Portfolio Funds acquired from investors in such Portfolio Funds (each, a “Secondary Investment”) pursuing investment strategies in small and mid-cap buyout, large-cap buyout, special situations (primarily distressed-oriented strategies), and venture and growth capital, and by co-investing directly in portfolio companies alongside Portfolio Funds and other private equity firms (each, a “Co-Investment”). Neither the Company nor the Registered Investment Adviser (as defined below) guarantees any level of return or risk on investments and there can be no assurance that the Company will achieve its investment objective. The Portfolio Funds are not registered as investment companies under the Investment Company Act.

NB Crossroads Private Markets Fund IV (TI) - Client LLC (the “TI Fund”), NB Crossroads Private Markets Fund IV (TE) - Client LLC (the “TE Fund”) and NB Crossroads Private Markets Fund IV (Offshore) - Client LLC (the “Offshore Fund” and together with the TI Fund and the TE Fund, the “Feeder Funds”) each pursue their investment objectives by investing substantially all of their assets in the Company. The TE Fund and the Offshore Fund invest indirectly in the Company through NB Crossroads Private Markets Fund IV (Offshore), Client Ltd, a Cayman Islands exempted company (the “Offshore Company”). Each of the TI Fund and the TE Fund is a Delaware limited liability company that is registered under the Investment Company Act as a non-diversified, closed-end management investment company. The Offshore Fund, a Cayman Islands limited liability company, is not registered as an investment company under the Investment Company Act.  The percentage of the Offshore Company’s shareholder capital owned by the TE Fund and Offshore Fund is 92.21% and 7.79%, respectively. The financial position and results of operations of the Offshore Company have been consolidated within the TE Fund’s and the Offshore Fund’s consolidated financial statements. The Offshore Company and the Feeder Funds have the same investment objective and substantially the same investment policies as the Company (except that the Offshore Company and the Feeder Funds pursue their investment objectives by investing in the Company).

The Board has overall responsibility to manage and supervise the operations of the Company, including the exclusive authority to oversee and to establish policies regarding the management, conduct, and operations of the TE Fund. The Board exercises the same powers, authority and responsibilities on behalf of the Company as are customarily exercised by directors of a typical investment company registered under the Investment Company Act. The Board has engaged Neuberger Berman Investment Advisers LLC (“NBIA” or “Registered Investment Adviser”) and NB Alternatives Advisers LLC (“NBAA” or “Sub-Adviser” and together with NBIA, the “Adviser”) to provide investment advice regarding the selection of the Portfolio Funds and Co-Investments and to manage the day-to-day operations of the Company.

NB Crossroads Private Markets Fund IV Holdings LLC

Notes to the Financial Statements

March 31, 2024

The Company operates as a vehicle for the investment of substantially all of the assets of the Feeder Funds as members of the Company (“Members”).  As of March 31, 2024, the TI Fund’s, the TE Fund’s and the Offshore Fund’s ownership of the Company’s Members’ contributed capital was 61.84%, 34.26% and 2.90%, respectively, with a NB affiliate’s (“Special Member”) (who is also a Member of the Company) percentage ownership of the Company’s Members’ contributed capital being 1%.

2. Significant Accounting Policies

The Company meets the definition of an investment company and follows the accounting and reporting guidance as issued through Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies. The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements.

A. Basis of Accounting

The Company’s policy is to prepare its financial statements on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Consequently, income and the related assets are recognized when earned, and expenses and the related liabilities are recognized when incurred. The books and records of the Company are maintained in U.S. dollars.

B. Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and the differences could be material.

C. Valuation of Investments

The Company computes its net asset value (“NAV”) as of the last business day of each fiscal quarter and at such other times as deemed appropriate by the Adviser in accordance with valuation principles set forth below, or as may be determined from time to time, pursuant to the valuation procedures (the “Procedures”) established by the Board.

The Board has approved the Procedures pursuant to which the Company values its investments.  In accordance with Rule 2a-5 under the Investment Company Act, the Board has designated NBIA as its Valuation Designee (the “Valuation Designee”). The Valuation Designee, with assistance from NBAA, is responsible for determining fair value in good faith for the Company’s investments without readily available market quotations, subject to oversight by the Board.

NB Crossroads Private Markets Fund IV Holdings LLC

Notes to the Financial Statements

March 31, 2024

It is expected that most of the Portfolio Funds in which the Company invests will meet the criteria set forth under the Financial Accounting Standards Board (“FASB”) ASC Topic 820, Fair Value Measurement (“ASC 820”) permitting the use of the practical expedient to determine the fair value of the Portfolio Fund investments. ASC 820 provides that, in valuing alternative investments that do not have quoted market prices but calculate NAV per share or equivalent, an investor may determine fair value by using the NAV reported to the investor by the underlying investment. To the extent ASC 820 is applicable to a Portfolio Fund, the Adviser generally will value the Company’s investment in the Portfolio Fund based primarily upon the value reported to the Company by the Portfolio Fund or the lead investor of a direct co-investment as of each quarter-end, determined by the Portfolio Fund in accordance with its own valuation policies.

FASB ASC 820-10, “Fair Value Measurements” establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). FASB ASC 820 provides three levels of the fair value hierarchy as follows:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access;

Level 2	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data;

Level 3	Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Company’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

Most Portfolio Funds are structured as closed-end, commitment-based private investment funds to which the Company commits a specified amount of capital upon inception of the Portfolio Fund (i.e., committed capital) which is then drawn down over a specified period of the Portfolio Fund’s life. Such Portfolio Funds generally do not provide redemption options for investors and, subsequent to final closing, do not permit subscriptions by new or existing investors. Accordingly, the Company generally holds interests in Portfolio Funds for which there is no active market, although, in some situations, a transaction may occur in the “secondary market” where an investor purchases a limited partner’s existing interest and remaining commitment.

NB Crossroads Private Markets Fund IV Holdings LLC

Notes to the Financial Statements

March 31, 2024

Assumptions used by the Adviser due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Company’s results of operations and financial condition.

The following table presents the investments carried on the Statement of Assets, Liabilities and Members’ Equity - Net Assets by level within the valuation hierarchy as of March 31, 2024.

	Level 1	Level 2	Level 3	Net Asset Value	Total
Assets:
Large-cap Buyout	$-	$-	$4,652,511	$76,298,169	$80,950,680
Small and Mid-cap Buyout	-	-	7,829,137	149,954,098	157,783,235
Special Situations	-	-	10,055,239	53,636,328	63,691,567
Venture Capital	-	-	5,166,369	59,796,860	64,963,229
Money Market Fund	23,645,038	-	-	-	23,645,038
Total	$23,645,038	$-	$27,703,256	$339,685,455	$391,033,749

Significant Unobservable Inputs

As of March 31, 2024, the Company had investments valued at $391,033,749. The fair value of investments valued at $339,685,455 in the Company’s Schedule of Investments have been valued at the unadjusted NAV reported by the managers of the investments.

The classification of an investment within Level 3 is based upon the significance of the unobservable inputs to the overall fair value measurement. The following table summarizes the valuation methodologies and inputs used for investments categorized in Level 3 as of March 31, 2024:

			Unobservable Inputs
Investments	Fair Value 03/31/24	Valuation Methodologies	Variable	Value/Range	Weighted Average[1]
Large-cap Buyout	4,652,511	Market Comparables	LTM EBITDA	12.8x	N/A
Small and Mid-cap Buyout	7,517,879	Market Comparables	LTM EBITDA	13.0x-15.0x	13.8x
Small and Mid-cap Buyout	311,258	Escrow Value	1.0x Escrow	N/A	N/A
Special Situations	10,055,239	Market Comparables	LTM EBITDA	11.9x-13.8x	12.0x
Venture Capital	5,166,369	Market Comparables	LTM EBITDA	27.2x	N/A
Total	$27,703,256

1 Inputs weighted based on fair value of investments in range.

NB Crossroads Private Markets Fund IV Holdings LLC

Notes to the Financial Statements

March 31, 2024

During the year ended March 31, 2024, purchases and sales from Level 3 investments were as follows:

Purchases	Sales
$-	$13,727,590

During the year ended March 31, 2024, change in unrealized appreciation and realized gains from Level 3 investments were $(8,380,286) and $8,577,367, respectively.

The Company recognizes transfers into and out of the levels indicated above at the end of the reporting period. During the year ended March 31, 2024, one investment with a fair value of $1,643,719 transferred into Level 3 and there were no transfers out of Level 3.

The estimated remaining life of the Company’s Portfolio Funds as of March 31, 2024 is one to four years, with the possibility of extensions by each of the Portfolio Funds.

D. Cash and Cash Equivalents

Cash and cash equivalents consist primarily of cash and short-term investments which are readily convertible into cash and have an original maturity of three months or less. UMB Bank N.A. serves as the Company’s custodian.

Cash and cash equivalents can include deposits in money market accounts, which are classified as Level 1 assets. As of March 31, 2024, the Company held $23,645,038, in an overnight sweep that is deposited into a money market account.

Cash and cash equivalents are subject to credit risk to the extent those balances exceed applicable Securities Investor Protection Corporations (“SIPC”) or Federal Deposit Insurance Corporation (“FDIC”) limitations.

E. Investment Gains and Losses

The Company records distributions of cash or in-kind securities from the Portfolio Funds based on the information from distribution notices when distributions are received. The Company recognizes within the Statement of Operations its share of realized gains or (losses), the Company’s change in net unrealized appreciation/(depreciation) and the Company’s share of net investment income or (loss) based upon information received regarding distributions from managers of the Portfolio Funds. The Company may also recognize realized losses based upon information received from the Portfolio Fund managers for write-offs taken in the underlying portfolio. Changes in unrealized appreciation/(depreciation) on investments within the Statement of Operations includes the Company’s share of interest and dividends, realized (but undistributed) and unrealized gains and losses on security transactions, and expenses of each Portfolio Fund.

The Portfolio Funds may make in-kind distributions to the Company and, particularly in the event of a dissolution of a Portfolio Fund, such distributions may contain securities that are not marketable. While the general policy of the Company will be to liquidate such investment and distribute proceeds to Members, under certain circumstances when deemed appropriate by the Board, a Member may receive in-kind distributions from the Company.

NB Crossroads Private Markets Fund IV Holdings LLC

Notes to the Financial Statements

March 31, 2024

F. Income Taxes

The Company is a limited liability company that is treated as a partnership for tax reporting. Tax basis income and losses are passed through to Members. The Company has a tax year end of December 31.

Differences arise in the computation of Members’ equity for financial reporting in accordance with GAAP and Members’ equity for federal and state income tax reporting. These differences are primarily due to the fact that unrealized gains and losses are allocated for financial reporting purposes and are not allocated for federal and state income tax reporting purposes.

The cost of the Portfolio Funds for federal income tax purposes is based on amounts reported to the Company on Schedule K-1 from the Portfolio Funds. As of March 31, 2024, the Company had not received information to determine the tax cost of the Portfolio Funds. Based on the amounts reported to the Company on Schedule K-1 as of December 31, 2022, and after adjustment for purchases and sales between December 31, 2022 and March 31, 2024, the estimated cost of the Portfolio Funds at March 31, 2024, for federal income tax purposes aggregated $152,365,923. The net unrealized appreciation for federal income tax purposes was estimated to be $215,022,788. The net unrealized appreciation consisted of gross unrealized appreciation and gross unrealized depreciation of $218,152,461 and $3,129,673, respectively.

The Company files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Company is subject to examination by U.S. federal, state, local and foreign jurisdictions, where applicable. As of December 31, 2022, the tax years that remains subject to examination by the major tax jurisdictions under the statute of limitations is from the year 2019 forward (with limited exceptions). FASB ASC 740-10, Income Taxes requires the Adviser to determine whether a tax position of the Company is more likely than not to be sustained upon examination by taxing authorities, based on the technical merits of the position. For tax positions meeting the more likely than not threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authority. The Adviser has reviewed the Company’s tax positions for the current tax year and has concluded that no provision for taxes is required in the Company’s financial statements for the year ended March 31, 2024. The Company recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in the Statement of Operations. During the year ended March 31, 2024, the Company did not incur any interest or penalties.

G. Restrictions on Transfers

Interests of the Company (“Interests”) are generally not transferable. No Member may assign, sell, transfer, pledge, hypothecate or otherwise dispose of any of its Interests without the prior written consent of the Board which may be granted or withheld in the Board’s sole discretion, and in compliance with applicable securities and tax laws.

NB Crossroads Private Markets Fund IV Holdings LLC

Notes to the Financial Statements

March 31, 2024

H. Fees of the Portfolio Funds

Each Portfolio Fund will charge its investors (including the Company) expenses, including asset-based management fees and performance-based fees, which are referred to as an allocation of profits. In addition to the Company level expenses shown on the Company’s Statement of Operations, Members of the Company will indirectly bear the fees and expenses charged by the Portfolio Funds. These fees are reflected in the valuations of the Portfolio Funds and are not reflected in the ratios to average net assets in the Company’s Financial Highlights.

I. Company Expenses

The Company bears all expenses incurred in the course of business on an accrual basis, including, but not limited to, the following: Advisory Fees (as defined herein); investment related expenses; legal fees; administration; auditing; tax preparation fees; custodial fees; registration expenses; costs of insurance; Managers’ fees (as defined herein); and expenses of meetings of the Board.

J. Foreign Currency Translation

The Company has foreign investments which require the Company to translate these investments into U.S. dollars. For foreign investments for which the functional currency is not the U.S. dollar, the fair values of the investments are translated into the U.S. dollar equivalent using period end exchange rates. The resulting translation adjustments are recorded as unrealized appreciation or depreciation on investments.

Contributed capital to and distributions received from these foreign Portfolio Funds are translated into the U.S. dollar equivalent using exchange rates on the date of the transaction.

Conversion gains and losses resulting from changes in foreign exchange rates during the reporting period and gains and losses realized upon settlement of foreign currency transactions are reported in the Statement of Operations. The Company does not isolate the portion of the results of operations arising as a result of changes in foreign exchange rates on investment transactions from the fluctuations arising from changes in the fair value of these investments.

3. Advisory Fees, Administration Service Fee and Related Party Transactions

The Registered Investment Adviser provides investment advisory services to the Company and incurs research, travel and other expenses related to the selection and monitoring of Portfolio Funds.  Further, the Registered Investment Adviser provides certain management and administrative services to the TI and TE Fund, including providing office space and other support services, maintaining files and records, and preparing and filing various regulatory materials. In consideration for such services, the Company pays the Registered Investment Adviser an investment advisory fee (the “Advisory Fee”) quarterly in arrears based on an annual rate of 0.10% during the first 12-months following the Company’s commencement of operations; 0.55% beginning in year two through the end of year eight from the commencement of operations and then 0.30% for the remaining life of the Company, in each case based on the Members’ total capital commitments. For the year ended March 31, 2024, the Company incurred Advisory Fees totaling $1,838,674.

NB Crossroads Private Markets Fund IV Holdings LLC

Notes to the Financial Statements

March 31, 2024

Pursuant to an Administrative and Accounting Services Agreement, the Company retains UMB Fund Services, Inc. (the “Administrator”), a subsidiary of UMB Financial Corporation, to provide administration, custodial, accounting, tax preparation and investor services to the Company. In consideration for these services, the Company pays the Administrator a tiered fee between 0.01% and 0.02%, based on the first day of each calendar quarter’s net assets, subject to a minimum quarterly fee. In accordance with the service level agreement additional fees may be charged for out of scope services and quarterly filings made on behalf of the Company. For the year ended March 31, 2024, the Company incurred administration service fees totaling $417,906.

Effective March 11, 2024, the Board consists of six managers (the “Managers”), of which five are not an “interested person” of the Company as defined by Section 2(a)(19) of the Investment Company Act. Compensation to the Board is paid and expensed by the Company on a quarterly basis. The Managers are also reimbursed for out of pocket expenses in connection with providing their services to the Company. For the year ended March 31, 2024, the Company incurred $198,698 in Managers’ fees.

4. Capital Commitments from Members

At March 31, 2024 and 2023, capital commitments from Members totaled $334,304,294. Capital contributions received by the Company with regard to satisfying Member commitments totaled $228,998,441, which represents approximately 69% of committed capital at March 31, 2024 and 2023.

Capital contributions will be credited to Members’ capital accounts and units will be issued when paid. Capital contributions will be determined based on a percentage of commitments. During the years ended March 31, 2024 and 2023, the Company did not issue any units.

The net profits or net losses of the Company are allocated to Members in a manner that takes into account the amount of cash that would be distributed based upon a hypothetical liquidation, such that allocations are based on Members’ percentage interests, as defined in the LLC Agreement.

Distributions shall be made of available cash (net of reserves that the Board deems reasonable) or other net investment proceeds to Members at such times and in such amounts as determined by the Board in its sole discretion and in accordance with Members’ respective percentage interests, as defined in the LLC Agreement. As of March 31, 2024, the Company had distributed $135,198,682 to Members.

NB Crossroads Private Markets Fund IV Holdings LLC

Notes to the Financial Statements

March 31, 2024

5. Capital Commitments of the Company to Investments

As of March 31, 2024, the Company had total capital commitments of $324,523,842 to the investments with remaining unfunded commitments to the investments totaling $33,924,137 as listed below:

Assets:	Unfunded Commitment
Large-cap Buyout	4,150,086
Small and Mid-cap Buyout	15,509,765
Special Situations	10,595,436
Venture	3,668,850
Total	$33,924,137

6. Description of the Investments

Due to the nature of the investments, the Company generally cannot liquidate its positions in the investments except through distributions from the investments, which are made at the discretion of the Portfolio Funds or sponsor of the Co-Investment. The Company has no right to demand repayment of its investment in the Portfolio Funds or Co-Investments.

The following underlying investment represent 5% or more of Members’ Equity – Net Assets of the Company.

Webster Capital IV, L.P. (“Webster IV”) represents 5.30% of Members’ Equity – Net Assets of the Company as of March 31, 2024. Webster IV focuses on pharmaceuticals and biotechnology, healthcare services, life sciences and e-commerce sectors.

7. Line of Credit

The Company entered into a revolving line of credit agreement (the “Credit Agreement”) with Bank OZK, dated December 5, 2018, amended as of December 3, 2021, under which the Company can borrow an aggregate principal amount of $15,000,000 for the temporary financing of investments and payment of expenses under the specified terms. The line of credit is secured by the Company’s unfunded Members’ capital commitments.  The Credit Agreement has a maturity date of December 3, 2024.

As of March 31, 2024, there were no outstanding principal amounts owed to the bank by the Company. Interest is charged on the outstanding principal amount at a rate per annum that is the aggregate of the applicable margin and the secured overnight financing rate (“SOFR”). Additionally, a commitment fee is charged on the daily unused portion. During the year ended March 31, 2024, the Company did not draw on the line of credit, and as such the Company did not incur any interest expense. In relation to entering the Credit Agreement, the Company incurred origination fees and other legal costs (“Financing Costs”). These Financing Costs will be amortized over the term of the loan.  For the year ended March 31, 2024, the Company expensed $42,563 of Financing Costs as shown in the Statement of Operations.

NB Crossroads Private Markets Fund IV Holdings LLC

Notes to the Financial Statements

March 31, 2024

8. Indemnifications

In the normal course of business, the Company enters into contracts that provide general indemnifications. The Company’s maximum exposure under these agreements is dependent on future claims that may be made against the Company, and therefore cannot be established; however, based on the Registered Investment Adviser’s experience, the risk of loss from such claims is considered remote.

Many of the Portfolio Funds’ partnership agreements contain provisions that allow them to recycle or recall distributions made to the Company. Accordingly, the unfunded commitments disclosed under Note 5 reflect both amounts undrawn to satisfy commitments and distributions that are recallable, as applicable.

9. Concentrations of Market, Credit, Liquidity, Industry, Currency and Capital Call Risk

Due to the inherent uncertainty of valuations, estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The Company’s investments are subject, directly or indirectly, to various risk factors including market, credit, industry, currency and capital call risk. Certain investments are made internationally, which may subject the investments to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such countries or regions. Market risk represents the potential loss in value of financial instruments caused by movements in market variables, such as interest and foreign exchange rates and equity prices. The Company may have a concentration of investments, as permitted by its registration statement, in a particular industry or sector. Investment performance of the sector may have a significant impact on the performance of the Company. The Company’s investments are also subject to the risk associated with investing in private equity securities. The investments in private equity securities are illiquid, can be subject to various restrictions on resale, and there can be no assurance that the Company will be able to realize the value of such investments in a timely manner if at all.

This portfolio strategy presents a high degree of business and financial risk due to the nature of underlying companies in which the Portfolio Funds invest, which may include entities with little operating history, minimal capitalization, operations in new or developing industries, and concentration of investments in one industry or geographical area.

The Company believes that its liquidity and capital resources are adequate to satisfy its operational needs as well as the continuation of its investment program.

NB Crossroads Private Markets Fund IV Holdings LLC

Notes to the Financial Statements

March 31, 2024

If the Company defaults on its commitment or fails to satisfy capital calls, it will be subject to significant penalties, including the complete forfeiture of the Company’s investment in the Portfolio Fund. This may impair the ability of the Company to pursue its investment program, force the Company to borrow or otherwise impair the value of the Company’s investments (including the complete devaluation of the Company). In addition, defaults by Members on their commitments to the Company, may cause the Company to, in turn, default on its commitment to a Portfolio Fund. In this case, the Company, and especially the non-defaulting Members, will bear the penalties of such default as outlined above. While the Registered Investment Adviser has taken steps to mitigate this risk, there is no guarantee that such measures will be sufficient or successful.

10. Subsequent Events

The Company has evaluated all events subsequent to March 31, 2024, through the date these financial statements were available to be issued and has determined that there were no subsequent events that require disclosure.

KPMG LLP
Two Financial Center
60 South Street
Boston, MA 02111

Report of Independent Registered Public Accounting Firm

To the Members and Board of Managers

NB Crossroads Private Markets Fund IV Holdings LLC:

Opinion on the Financial Statements

We have audited the accompanying statement of assets, liabilities and members’ equity - net assets of NB Crossroads Private Markets Fund IV Holdings LLC (the Company), including the schedule of investments, as of March 31, 2024, the related statements of operations and cash flows for the year then ended, the statements of changes in members’ equity - net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Company as of March 31, 2024, the results of its operations and its cash flows for the year then ended, the changes in its members’ equity for each of the years in the two -year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2024, by correspondence with underlying fund managers and portfolio companies or by other appropriate auditing procedures where replies from underlying fund managers and portfolio companies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor for one or more NB Private Markets/NB Crossroads Private Markets investment companies since 2016.

Boston, Massachusetts

May 30, 2024

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

NB Crossroads Private Markets Fund IV Holdings LLC

Investment Program (Unaudited)

March 31, 2024

INVESTMENT PROGRAM (UNAUDITED)

Investment Objective and Process

The investment objective of NB Crossroads Private Markets Fund IV Holdings LLC (the "Master Fund") is to provide attractive risk-adjusted returns to investors ("Investors"). The Master Fund seeks to achieve its investment objective principally by making primary investments (each, a "Primary Investment") in a portfolio of newly formed, third party private equity funds ("Portfolio Funds") managed by various experienced unaffiliated asset managers that generally have an established track record. The Master Fund may also invest, on an opportunistic basis, in "secondary investments" in Portfolio Funds acquired in privately negotiated transactions from investors in these Portfolio Funds typically after the end of the Portfolio Fund's fundraising period (each, a "Secondary Investment") in more mature Portfolio Funds and make opportunistic direct investments in equity or debt securities of portfolio companies alongside Portfolio Funds and other private equity firms (each, a "Co-Investment"). Neuberger Berman Investment Advisers LLC (the "Investment Adviser") believes the coupling of Secondary Investments and Co-Investment activities with Primary Investments should enhance and accelerate investment returns and offers Investors an opportunity to gain exposure to a broad range of private equity investment opportunities in the United States, Europe and emerging markets.

Each of NB Crossroads Private Markets Fund IV (TE) - Client LLC and NB Crossroads Private Markets Fund IV (TI) - Client LLC (each, a "Feeder Fund") invests all or substantially all of its assets in the Master Fund. The Master Fund has the same investment objective, investment policies and restrictions as those of the Feeder Funds. This form of investment structure is commonly known as a "master/feeder" structure.

Each of the Feeder Funds and the Master Fund is a non-diversified fund under the Investment Company Act of 1940, as amended. However, the Master Fund generally will not commit more than 25% of the value of total capital commitments ("Commitment") by Investors (measured at the time of the Commitment) in a single Portfolio Fund.

The Investment Adviser serves as investment adviser of the Master Fund. The Investment Adviser has engaged NB Alternatives Advisers LLC (the "Sub-Adviser" and, together with the Investment Adviser, the "Adviser") to make investment decisions on behalf of the Master Fund. The Investment Adviser and the Sub-Adviser are indirect wholly-owned subsidiaries of Neuberger Berman Group LLC. None of the Master Fund, the Feeder Funds or the Adviser guarantees any level of return or risk on investments and there can be no assurance that the Master Fund's investment objective will be achieved.

Principal Risk Factors

Information on the risk factors associated with investments in the Master Fund is incorporated herein by reference from the section entitled "Investment Program – Principal Risk Factors" in NB Crossroads Private Markets Fund IV (TI) - Client LLC's annual report to shareholders for the fiscal year ended March 31, 2024, as filed with the Securities and Exchange Commission (File No. 811-23171) (the "TI Fund Annual Report").

NB Crossroads Private Markets Fund IV Holdings LLC

Supplemental Information (Unaudited)

March 31, 2024

Proxy Voting and Portfolio Holdings

A description of the Company’s policies and procedures used to determine how to vote proxies relating to the Company’s portfolio securities, as well as information regarding proxy votes cast by the Company (if any) during the most recent twelve month period ended June 30, is available without charge, upon request, by calling the Company at 212-476-8800 or on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov. The Company did not receive any proxy solicitations during the year ended March 31, 2024.

The Company files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Company’s N-PORT filings are available in the EDGAR database on the SEC’s website at www.sec.gov or by calling Neuberger Berman at 212-476-8800.

NB Crossroads Private Markets Fund IV Holdings LLC

Board of Managers of the Company (Unaudited)

March 31, 2024

Information pertaining to the Board of Managers of the Company is set forth below.

Name, Position(s) Held, Address, and Year of Birth	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex* Overseen by Manager	Other Directorships Held by Manager During Past 5 Years
Disinterested Managers

Virginia G. Breen, Director 1290 Avenue of the Americas New York, NY 10104 (1964)	Term Indefinite – Since Inception	Private investor and board member of certain entities (as listed herein)	18	Trustee/Director of UBS Registered Fund Complex (41 funds); Director of Calamos Fund Complex (37 funds); Director of Paylocity Holding Corp.; Former Director of JLL Income Property Trust, Inc. (2004 - 06/23); Former Director of Tech and Energy Transition Corporation (2021 - 03/23).

Alan Brott, Director 1290 Avenue of the Americas New York, NY 10104 (1942)	Term Indefinite – Since Inception	Consultant (1991-2018)	18	Director of Grosvenor Registered Multi- Strategy Funds (3 funds); Director of Hedge Fund Guided Portfolio Solution (part of the Grosvenor complex); Former Director of Stone Harbor Investment Funds (8 funds) (2007-2022); Manager of Man FRM Alternative Multi-Strategy Fund LLC (8/09 to 8/21).

Victor F. Imbimbo, Jr., Director 1290 Avenue of the Americas New York, NY 10104 (1952)	Term Indefinite – Since Inception	President and CEO of Caring Today, LLC, an information and support resource for the family caregiver market (since 2008).	18	Former Manager of Man FRM Alternative Multi-Strategy Fund LLC (10/00 to 8/21).

Thomas F. McDevitt, Director 1290 Avenue of the Americas New York, NY 10104 (1956)	Term Indefinite – Since Inception	Managing Partner of Edgewood Capital Partners and President of Edgewood Capital Advisors (since 2002).	18	Former Director of Jones Lang LaSalle Property Trust, Inc. (12/04 to 06/15).

Thomas G. Yellin, Director 1290 Avenue of the Americas New York, NY 10104 (1954)	Term Indefinite – Since Inception	President of The Documentary Group (since 2006).	18	Director of Grosvenor Registered Multi-Strategy Funds (3 funds); Director of Hedge Fund Guided Portfolio Solution (part of the Grosvenor complex); Former Manager of Man FRM Alternative Multi-Strategy Fund LLC (8/09 to 8/21).
Interested Manager

James D. Bowden**, Director 1290 Avenue of the Americas New York, NY 10104 (1953)	Term Indefinite – Since April 2023	Managing Director, NBAA (2015 - 2023)	18	None.

* The ‘‘Fund Complex’’ consists of NB Private Markets Fund III (Master) LLC, NB Private Markets Fund III (TI) LLC, NB Private Markets Fund III (TE) LLC, NB Crossroads Private Markets Fund IV (TI) – Client LLC, NB Crossroads Private Markets Fund IV (TE) – Client LLC, NB Crossroads Private Markets Fund IV Holdings LLC, NB Crossroads Private Markets Fund V Holdings LP, NB Crossroads Private Markets Fund V (TE) LP, NB Crossroads Private Markets Fund V (TE) Advisory LP, NB Crossroads Private Markets Fund V (TI) LP, NB Crossroads Private Markets Fund V (TI) Advisory LP, NB Crossroads Private Markets Fund VI Holdings LP, NB Crossroads Private Markets Fund VI LP, NB Crossroads Private Markets Fund VI Advisory LP, NB Crossroads Private Markets Fund VII Holdings LP, NB Crossroads Private Markets Fund VII LP, NB Crossroads Private Markets Fund VII Advisory LP and NB Private Markets Access Fund LLC.

** Mr. Bowden is deemed to be an “interested person” (as defined in the Investment Company Act) of the Company because of his prior position at NBAA. Mr. Bowden does not serve on the Board’s Audit or Nominating Committees.

NB Crossroads Private Markets Fund IV Holdings LLC

Officers of the Company (Unaudited)

March 31, 2024

Information pertaining to the officers of the Company is set forth below.

Name, Address* and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years
Officers who are not Managers

Peter von Lehe (1968)	President	Term — Indefinite; Length — since 2023	Head of Investments Solutions and Strategy, Managing Director, NBAA, since 2006.

Mark Bonner (1977)	Treasurer	Term — Indefinite; Length — since inception	Managing Director, Neuberger Berman LLC, since 2024, and Director of Private Equity Finance, since 2015. Formerly, Senior Vice President, Bank of America; Merrill Lynch Alternative Investments LLC (2006-2015).

Claudia A. Brandon (1956)	Executive Vice President and Secretary	Term — Indefinite; Length — since inception	Senior Vice President, Neuberger Berman LLC, since 2007.

Patrick Deaton (1978)	Chief Operating Officer	Term — Indefinite; Length — since 2023	Managing Director, Neuberger Berman LLC, since 2018, Chief Operating Officer, NBAA, since 2023. Formerly, Chief Administrative Officer, NBAA (2021-2023), Chief Operating Officer and Head of Operational Due Diligence – NBAIM (2010-2021).

Sarah Doane (1989)	Assistant Treasurer	Term — Indefinite; Length — since 2020	Senior Vice President, Neuberger Berman LLC, since 2024, and Vice President of Private Equity Finance, since 2016.

Savonne Ferguson (1973)	Chief Compliance Officer	Term — Indefinite; Length — since 2018	Senior Vice President, Neuberger Berman LLC, Chief Compliance Officer (Mutual Funds) and Associate General Counsel, NBIA, since November 2018.

NB Crossroads Private Markets Fund IV Holdings LLC

Officers of the Company (Unaudited)

March 31, 2024

Information pertaining to the officers of the Company is set forth below.

Name, Address* and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years
Officers who are not Managers

Corey A. Issing (1978)	Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)	Term — Indefinite; Length — since inception	General Counsel and Head of Compliance – Mutual Funds since 2016 and Managing Director, NBIA, since 2017.
Sheila James (1965)	Assistant Secretary	Term — Indefinite; Length — since inception	Senior Vice President, Neuberger Berman LLC, since 2023. Formerly, Vice President, Neuberger Berman LLC (2008-2023).

Maura Reilly Kennedy (1978)	Vice President	Term — Indefinite; Length — since 2023	Managing Director, NBAA, since 2018. Formerly Principal, NBAA (2014-2018).

Brian Kerrane (1969)	Vice President	Term — Indefinite; Length — since inception	Managing Director, Neuberger Berman LLC, since 2013; Chief Operating Officer – Mutual Funds and Managing Director, NBIA, since 2015.

Josephine Marone (1963)	Assistant Secretary	Term — Indefinite; Length — since inception	Senior Paralegal, Neuberger Berman LLC, since 2007.

Michael Smith (1984)	Vice President	Term — Indefinite; Length — since 2023	Managing Director, NBAA, since 2022. Formerly Principal, NBAA (2018-2022).

* The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104, except for Mark Bonner, Sarah Doane and Michael Smith, whose business address is 53 State Street, 13th Floor, Boston, MA 02109.

All officers of the Company are employees and/or officers of the Registered Investment Adviser. Officers of the Company are elected by the Managers and hold office until they resign, are removed or are otherwise disqualified to serve.

Alternative investments are sold to qualified investors only by a Confidential Offering Memorandum. An investment in an alternative investment fund is speculative and should not constitute a complete investment program. The information presented in this report is current as of the date noted, is for information purposes only and does not constitute an offer to sell or a solicitation of an offer to buy interests in the Company. This is not, and under no circumstances is to be construed as, an offer to sell or a solicitation to buy any of the securities or investments referenced, nor does this information constitute investment advice or recommendations with respect to any of the securities or investments used. Past performance is no guarantee of future results. Additional information is available upon request.

(b) Not applicable to the Registrant.

Item 2. Code of Ethics.

The Registrant (or the “Fund”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there were no substantive amendments to or waivers from the code of ethics. A copy of the Code of Ethics is incorporated by reference to NB Private Markets Fund III (Master) LLC’s Form N-CSR, Investment Company Act file number 811-22816 (filed June 09, 2023). The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3. Audit Committee Financial Expert.

The Board of Managers (the “Board”) of the Registrant has determined that Alan Brott possesses the technical attributes to qualify as the audit committee's financial expert and is an "independent" Manager pursuant to paragraph (a)(2) of Item 3 on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

KPMG, LLP serves as independent registered public accounting firm to the Registrant.

(a) Audit Fees

The aggregate fees, billed for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements and security counts required under Rule 17f-2 of the Investment Company Act of 1940 (the "1940 Act") for the fiscal years ended March 31, 2023 and March 31, 2024 were $152,700 and $159,600, respectively.

(b) Audit-Related Fees

There were no audit-related services provided by the principal accountant to the Registrant for the last fiscal year.

(c) Tax Fees

The principal accountant for the audit of the Registrant's annual financial statements billed no fees for tax compliance, tax advice or tax planning services to the Registrant during the last fiscal year.

(d) All Other Fees

The principal accountant billed no other fees to the Registrant during the last fiscal year.

(e) (1) During its regularly scheduled periodic meetings, the Registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the Registrant. The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any such pre-approved fees are presented to the audit committee at its next regularly scheduled meeting.

(e) (2) None of the services described in paragraphs (b)-(d) above were approved by the Registrant’s audit committee pursuant to the “de minimis exception” in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The amount of non-audit fees that were billed by the Registrant's accountant for services rendered to:

(i) the Registrant, and (ii) the Registrant's investment adviser and any control person of the adviser that provides ongoing services to the Registrant for the fiscal years ended March 31, 2023 and March 31, 2024 were $0 and $0, respectively.

(ii) The amount of non-audit fees that were billed by the Registrant's accountant for services rendered to: (i) the Registrant, and (ii) the Registrant's investment adviser and any control person of the adviser that provides ongoing services to the Registrant for the fiscal years ended March 31, 2023 and March 31, 2024 were $0 and $0, respectively.

(h) The Registrant's audit committee has considered whether the provision of non-audit services that may be rendered to the Registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) The Schedule of Investments is included as part of the report to members filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Subject to the Board’s oversight, the Registrant has delegated responsibility to vote proxies related to the securities held in the Fund’s portfolio to its Investment Adviser, Neuberger Berman Investment Advisers LLC (“NBIA”). Under this authority, NBIA is required by the Board to vote proxies related to portfolio securities in the best interests of the Registrant and its partners. The Board permits NBIA to contract with a third party to obtain proxy voting and related services, including research of current issues.

NBIA has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that NBIA votes proxies prudently and in the best interest of its advisory clients for whom NBIA has voting authority, including the Registrant. The Proxy Voting Policy also describes how NBIA addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

NBIA’s Governance and Proxy Committee (“Proxy Committee”) is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, administering and overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegates to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NBIA utilizes Glass, Lewis & Co. (“Glass Lewis”) to vote proxies in accordance with NBIA’s voting guidelines. In instances where a material conflict has been determined to exist, NBIA will generally instruct that such shares be voted in the same proportion as other shares are voted with respect to a proposal, subject to applicable legal, regulatory and operational requirements.

NBIA retains final authority and fiduciary responsibility for proxy voting. NBIA believes that this process is reasonably designed to address material conflicts of interest that may arise between NBIA and a client as to how proxies are voted.

In the event that an investment professional at NBIA believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with NBIA’s proxy voting guidelines, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NBIA and the client with respect to the voting of the proxy in that manner. In the event that the Proxy Committee determines that such vote will not present a material conflict, the Proxy Committee will make a determination whether to vote such proxy as recommended by the NB investment professional.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional would not be appropriate, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the voting guidelines; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; (iv) instruct that such shares be voted in the same proportion as other shares are voted with respect to a proposal, subject to applicable legal, regulatory and operational requirements; or (v) engage another independent third party to determine how to vote the proxy.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Member - As of March 31, 2024:

Neuberger Berman Private Markets’ Private Investment Portfolios and Co-Investment Team is responsible for the day-to-day management of the Fund and is led by the Private Investment Portfolio and Co-Investment Investment Committee (the “Investment Committee”), which serve as the Fund's Portfolio Managers and is comprised of thirteen members. The Investment Committee and other senior private equity investment personnel also have responsibility for managing private equity investments made on behalf of third-party investors, sourcing new investment opportunities, performing due diligence on all new investment opportunities and monitoring existing investments.

The Investment Committee is responsible for the development, selection, and ongoing monitoring and realization of investments:

Kent Chen, CFA, is a Managing Director of Neuberger Berman and leader of the firm’s private equity efforts in the Asia Pacific region. He is a member of the Private Investment Portfolios and Co-Investment Investment Committee. Mr. Chen joined Neuberger Berman in May 2015 from the Hong Kong Monetary Authority (HKMA) after 17 years of central banking career in various positions including Deputy Chief Representative of the HKMA’s New York Office and Advisor to the Executive Director for China at the International Monetary Fund in Washington D.C. From 2008, Mr. Chen helped to establish the HKMA’s private equity program, comprising of global buyout, Asia private equity and global energy investments. Before joining the HKMA in 1998, Mr. Chen was Head of China Research at Daiwa Securities in Hong Kong covering the Chinese stocks market with a focus on infrastructure, energy and power equipment stocks. Mr. Chen has been awarded the Chartered Financial Analyst designation and earned a MPA from Columbia University, MBA from University of Hull and BS in Economics from University of London.

Paul Daggett, CFA is a Managing Director of Neuberger Berman and a senior member of the firm's Private Investment Portfolios and Co-Investments team. He is a member of the Private Investment Portfolios and Co-Investment Investment Committee. Prior to joining Neuberger Berman in 2004, Mr. Daggett worked in the European Equity Derivatives Group at JPMorgan Chase & Co. He holds an MBA from the Cox School of Business at Southern Methodist University and a BEng, with honors, in Aeronautical Engineering from the University of Bristol. Mr. Daggett is a Fellow of the Institute of Chartered Accountants in England and Wales (FCA) and holds the Chartered Financial Analyst designation.

Michael Kramer is a Managing Director of Neuberger Berman. He is a member of the Private Investment Portfolios and Co-Investment, Credit Opportunities, and Marquee Brands Investment Committees as well as a member of the Board of Directors for Marquee Brands. Before joining Neuberger Berman in 2006, Mr. Kramer was a vice president at The Cypress Group, a private equity firm with $3.5 billion under management. Prior thereto, he worked as an analyst at PaineWebber Incorporated. Mr. Kramer holds an MBA from Harvard Business School and a BA, cum laude, from Harvard College.

David Morse is a Managing Director of Neuberger Berman and is the Global Co-Head of Private Equity Co-Investments. He is also a member of the Private Investment Portfolios and Co-Investment Investment Committee and Private Debt Investment Committee. Mr. Morse joined Lehman Brothers in 2003 as a Managing Director and principal in the Merchant Banking Group where he helped raise and invest Lehman Brothers Merchant Banking Partners III L.P. Prior to joining Lehman Brothers, Mr. Morse was a founding Partner of Hampshire Equity Partners (and its predecessor entities). Founded in 1993, Hampshire is a middle-market private equity and corporate restructuring firm with $825 million of committed capital over three private equity funds. Prior to Hampshire, Mr. Morse worked in GE Capital’s Corporate Finance Group providing one-stop financings to middle-market buyouts. Mr. Morse began his career in 1984 in Chemical Bank’s middle-market lending group. Mr. Morse holds an MBA from the Tuck School of Business at Dartmouth College and a BA in Economics from Hamilton College. Mr. Morse is a former member of the MBA Advisory Board of the Tuck School and of the Alumni Council of Hamilton College, and is a current member of the Board of Trustees of the Berkshire School.

Joana Rocha Scaff is a Managing Director of Neuberger Berman, Head of Europe Private Equity and a member of the Private Investment Portfolio and Co-Investment and Strategic Capital Investment Committees. She is also a member of Neuberger Berman’s ESG Advisory Committee. Ms. Rocha Scaff has over 20 years of experience in financial markets, the majority of which in private equity investing and prior to that in investment banking. She has been with the firm since 2005. Prior to NB Private Equity, Ms. Rocha Scaff worked in the investment banking division of Lehman Brothers, and prior to that at Citigroup Global Markets and Espirito Santo Investment Bank. She advised on corporate transactions including M&A, financial restructurings and public equity and debt offerings in the United States, Europe and Brazil. Ms. Rocha Scaff received her M.B.A. from Columbia Business School and her B.A. in Business Management and Administration from the Universidade Catolica of Lisbon. Ms. Rocha Scaff is the current Chair of the LP Committee of the BVCA – British Private Equity Association and a member of the Limited Partner Advisory Committee of multiple European private equity funds.

Jonathan D. Shofet is the Global Head of the firm’s Private Investment Portfolios and Co-Investments group and is a Managing Director of Neuberger Berman. He is a member of the Private Investment Portfolios and Co-Investment Investment Committee. Prior to joining Neuberger Berman in 2005, Mr. Shofet was a member of the Lehman Brothers Private Equity division, focusing on mid-through late-stage equity investments primarily in the technology, communications and media sectors. Prior to that, Mr. Shofet was a member of the Lehman Brothers Investment Banking division, where he focused on public and private financings, as well as strategic advisory in the real estate, technology and utility sectors. Mr. Shofet has been, or currently sits, on the Limited Partner Advisory Boards of a number of funds including those managed by Amulet Capital, Beacon Capital Partners, Castlelake, Cerberus Institutional Partners, Clearlake Capital, ComVest Investment Partners, DFW Capital, Oak Hill Capital Partners, Platinum Equity, Thomas H. Lee Partners and Vector Capital Partners. He has also been a Board Observer for several private companies. Mr. Shofet holds a B.A. from Binghamton University, where he graduated summa cum laude, Phi Beta Kappa.

Brien Smith is a Managing Director of Neuberger Berman and Senior Advisor of the Neuberger Berman Private Equity Division. He is a member of the Private Investment Portfolios and Co-Investment Investment Committee, as well as the Private Debt Investment Committee. Brien is also a member of Neuberger Berman’s Operating Committee, the firm’s Investment Risk and Operational Risk Committees and was also formerly Chief Operating Officer of the Neuberger Berman Private Equity Division. Prior to joining Neuberger Berman in 2001, he worked in the middle market private equity firm Mason Best Company, L.P., and its affiliates. He began his career at Arthur Andersen & Co. Brien is a life member of the Red McCombs School of Business Advisory Council at the University of Texas at Austin. He also currently serves on the board of the Texas Exes Alumni Association and chairs its Investment Committee. He serves and has served on a number of other boards of directors. He received a Master’s in Professional Accounting and a BBA from the University of Texas at Austin.

David Stonberg is a Managing Director of Neuberger Berman and the Global Co-Head of Private Equity Co-Investments. He is also a member of the Private Investment Portfolios and Co-Investment Investment Committee, as well as the Renaissance, Secondary, Real Estate Secondary and Strategic Capital Investment Committees. Before joining Neuberger Berman in 2002, Mr. Stonberg held several positions within Lehman Brothers’ Investment Banking Division including providing traditional corporate and advisory services to clients as well as leading internal strategic and organizational initiatives for Lehman Brothers. Mr. Stonberg began his career in the Mergers and Acquisitions Group at Lazard Frères. Mr. Stonberg holds an MBA from the Stern School of New York University and a BSE. from the Wharton School of the University of Pennsylvania.

Elizabeth Traxler is a Managing Director of Neuberger Berman and a senior member of the private equity investment team. She is a member of the Private Investment Portfolios and Co-Investment Investment Committee, as well as the Secondary Investment Committee. Prior to joining Neuberger Berman in 2008, Ms. Traxler was at Wachovia Capital Partners (now known as Pamlico Capital), where she focused on making direct growth equity and buyout investments across a broad range of industries. Ms. Traxler also worked at Wachovia Securities in the Leveraged Capital Group, which provided senior and mezzanine debt for private equity-backed transactions. She is currently a Board Observer for several private companies and Advisory Board member for a number of private equity funds. Ms. Traxler received an MBA from the Kellogg School of Management at Northwestern University and a BA, cum laude, in Economics from Vanderbilt University.

Anthony Tutrone is the Global Head of NB Alternatives and a Managing Director of Neuberger Berman. He is a member of all Neuberger Berman Private Equity’s Investment Committees. Anthony is also a member of Neuberger Berman's Partnership, Operating, and Asset Allocation Committees. Prior to Neuberger Berman, from 1994 to 2001, Anthony was a Managing Director and founding member of The Cypress Group, a private equity firm focused on middle market buyouts that managed approximately $3.5 billion of commitments. Anthony began his career at Lehman Brothers in 1986, starting in Investment Banking and in 1987 becoming one of the original members of the firm’s Merchant Banking Group. This group managed a $1.2 billion private equity fund focused on middle market buyouts. He has been a member of the board of directors of several public and private companies and has sat on the advisory boards of several private equity funds. Anthony earned an MBA from Harvard Business School and a BA in Economics from Columbia University.

Peter von Lehe, JD, is the Head of Investment Solutions and Strategy and is a Managing Director of Neuberger Berman. He is also a member of the Private Investment Portfolios and Co-Investment Investment Committee, as well as the Athyrium, Marquee Brands and Renaissance Investment Committees. Mr. von Lehe sits on the Limited Partner Advisory Boards of a number of investment relationships globally on behalf of Neuberger Berman funds. Previously, Mr. von Lehe was a Managing Director and Deputy Head of the Private Equity Fund of Funds unit of Swiss Reinsurance Company. At Swiss Re, Mr. von Lehe was responsible for investment analysis and product structuring and worked in both New York and Zurich. Before that, he was an attorney with the law firm of Willkie Farr & Gallagher LLP in New York focusing on corporate finance and private equity transactions. He began his career as a financial analyst for a utility company, where he was responsible for econometric modeling. Mr. von Lehe received a BS with Honors in Economics from the University of Iowa and a JD with High Distinction, from the University of Iowa College of Law. He is a member of the New York Bar.

Jacquelyn Wang is a Managing Director of Neuberger Berman and a senior member of the private equity investment team. She is a member of the Private Investment Portfolios and Co-Investment Investment Committee. Ms. Wang joined Neuberger Berman in 2007, focusing on direct Co-investments, Primary Investments and Secondary Investments. Prior to joining Neuberger Berman, Ms. Wang worked in Corporate Development at Verizon Communications focused on corporate M&A. Previously, Ms. Wang worked at Spectrum Equity Investors, where she was responsible for sourcing, executing and evaluating buyout and growth equity investments in media, technology and telecom. Ms. Wang began her career in the investment banking division of Lehman Brothers advising on corporate transactions in the communications and media industries. Ms. Wang received an MBA from The Wharton School of the University of Pennsylvania and a BA with honors from The Johns Hopkins University.

Patricia Miller Zollar is a Managing Director of Neuberger Berman and a leader of the firm’s Private Investment Portfolios practice. She is a member of the Private Investment Portfolios and Co-Investment Investment Committee. Additionally, Ms. Zollar sits on the limited partner advisory boards of a number of funds. Before rejoining Neuberger Berman in 2004, Ms. Zollar was a vice president in the Asset Management Division of Goldman Sachs. Ms. Zollar began her career as a Certified Public Accountant in the Audit Division of Deloitte & Touche. She received her MBA from Harvard Business School and her BS, with highest distinction, from North Carolina A&T State University, where she is Chairperson Emeritus of the Board of Trustees and the recipient of an honorary Doctorate degree. Ms. Zollar is a member of the Executive Leadership Council, the Harvard Business School Alumni Board and was a former member of the executive board of the National Association of Investment Companies. She serves as Vice Chairman of The Apollo Theater and a member of the Investment Committee of the Robert Wood Johnson Foundation’s Board of Trustees.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member - As of March 31, 2024:

The following table lists the number and types of accounts, other than the Fund, managed by the Fund’s Portfolio Management Team and assets under management in those accounts, as of March 31, 2024. Please note that registered investment companies in a "master-feeder" structure are counted as one investment company for purposes for determining the number of accounts managed.

Kent Chen

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$2,097,328,636	32	$19,233,958,219	128	$51,815,192,542

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
5	$2,097,328,636	32	$19,233,958,219	128	$51,815,192,542

Paul Daggett

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$2,097,328,636	32	$19,233,958,219	128	$51,815,192,542

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
5	$2,097,328,636	32	$19,233,958,219	128	$51,815,192,542

Michael Kramer

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$2,097,328,636	32	$19,233,958,219	128	$51,815,192,542

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
5	$2,097,328,636	32	$19,233,958,219	128	$51,815,192,542

David Morse

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$2,097,328,636	32	$19,233,958,219	128	$51,815,192,542

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
5	$2,097,328,636	32	$19,233,958,219	128	$51,815,192,542

Joana P. Rocha Scaff

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$2,097,328,636	35	$26,199,893,319	130	$52,640,192,542

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
5	$2,097,328,636	35	$26,199,893,319	130	$52,640,192,542

Jonathan D. Shofet

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$2,097,328,636	32	$19,233,958,219	128	$51,815,192,542

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
5	$2,097,328,636	32	$19,233,958,219	128	$51,815,192,542

Brien Smith

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$2,097,328,636	32	$19,233,958,219	128	$51,815,192,542

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
5	$2,097,328,636	32	$19,233,958,219	128	$51,815,192,542

David S. Stonberg

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$2,097,328,636	39	$31,828,703,819	131	$52,715,192,542

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
5	$2,097,328,636	39	$31,828,703,819	131	$52,715,192,542

Elizabeth Traxler

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$2,097,328,636	35	$26,199,893,319	130	$52,640,192,542

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
5	$2,097,328,636	35	$26,199,893,319	130	$52,640,192,542

Anthony D. Tutrone

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$2,097,328,636	39	$31,828,703,819	131	$52,715,192,542

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
5	$2,097,328,636	39	$31,828,703,819	131	$52,715,192,542

Peter J. von Lehe

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$2,097,328,636	32	$19,233,958,219	128	$51,815,192,542

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
5	$2,097,328,636	32	$19,233,958,219	128	$51,815,192,542

Jacquelyn Wang

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$2,097,328,636	32	$19,233,958,219	128	$51,815,192,542

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
5	$2,097,328,636	32	$19,233,958,219	128	$51,815,192,542

Patricia Miller Zollar

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$2,097,328,636	32	$19,233,958,219	128	$51,815,192,542

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
5	$2,097,328,636	32	$19,233,958,219	128	$51,815,192,542

Potential Conflicts of Interests

Real, potential or apparent conflicts of interest may arise should members of the Portfolio Management Team have day-to-day portfolio management responsibilities with respect to more than one fund. Portfolio Management Team members may manage other accounts with investment strategies similar to the Registrant, including other investment companies, pooled investment vehicles and separately managed accounts. Fees earned by the Investment Adviser may vary among these accounts and Portfolio Management Team members may personally invest in these accounts. These factors could create conflicts of interest because the Portfolio Management Team members may have incentives to favor certain accounts over others, that could result in other accounts outperforming the Registrant. A conflict may also exist if a Portfolio Management Team member identifies a limited investment opportunity that may be appropriate for more than one account, but the Registrant is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, a Portfolio Management Team member may execute transactions for another account that may adversely impact the value of securities held by the Registrant. However, the Investment Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the Portfolio Management Team members are generally managed in a similar fashion and the Investment Adviser has policies that seek to allocate opportunities on a fair and equitable basis, taking into consideration the investment objectives and strategies and any legal, tax or regulatory considerations.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members - As of March 31, 2024:

Neuberger Berman’s compensation philosophy is one that focuses on rewarding performance and incentivizing our employees. We are also focused on creating a compensation process that we believe is fair, transparent, and competitive with the market.

Compensation for the Fund’s Portfolio Management Team consists of a fixed base salary and annual discretionary, performance-based bonus, which is a variable portion of total compensation. Compensation is paid from a portfolio management team compensation pool made available to the portfolio management team with which the investment professional is associated. The size of the team compensation pool is determined based on a number of factors including the revenue that is generated by that particular portfolio management team, less certain adjustments. The percentage allocated to individual team participants is based on a variety of criteria, including investment performance (including the aggregate multi-year track record), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman.

The terms of our long-term retention incentives are as follows:

●	Employee-Owned Equity. We offer a voluntary equity acquisition program which allows employees a direct opportunity to invest in Neuberger Berman. This program is open to senior employees who meet certain investment criteria. In addition, in prior years certain employees may have elected to have a portion of their compensation delivered in the form of equity.

For confidentiality and privacy reasons, Neuberger Berman cannot disclose individual equity holdings or program participation.

●	Contingent Compensation. Certain employees may participate in the Neuberger Berman Group Contingent Compensation Plan (the “CCP”) to serve as a means to further align the interests of our employees with the success of the firm and the interests of our clients, and to reward continued employment. Under the CCP, up to 20% of a participant’s annual total compensation in excess of $500,000 is contingent and subject to vesting. Contingent amounts under the CCP are held in a notional account representing the Neuberger Berman Portfolio, which is a portfolio of the investment strategies we manage across the firm. For members of investment teams, a portion of the contingent amounts are held in a notional account representing the team’s strategies as determined by senior management, in addition to the Neuberger Berman Portfolio, which is a portfolio of select investment strategies that we manage across the firm. Subject to continued employment at the firm and other conditions, a participant’s contingent amounts vest in equal installments over three years.

●	Restrictive Covenants. Most investment professionals, including Portfolio Fund Managers, are subject to notice periods and restrictive covenants which include employee and client non-solicit restrictions as well as restrictions on the use of confidential information. In addition, depending on participation levels, certain senior investment professionals may have non-compete restrictions.

(a)(4) As of March 31, 2024, no Portfolio Management Team member owned any interest in the Registrant.

(b) Not applicable.

Item 9. Purchase of Equity Securities By Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which partners may recommend nominees to the Board.

Item 11. Controls and Procedures.

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act were effective as of a date within 90 days prior to the filing date of this report, based on their evaluation of the effectiveness of the Registrant's disclosure controls and procedures, as required by Rule 30a-3(b) of the 1940 Act.

(b) There were no changes in the Registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) The Fund did not engage in any securities lending activity during the fiscal year ended March 31, 2024.

(b) The Fund did not engage in any securities lending activity and did not engage a securities lending agent during the fiscal year ended March 31, 2024.

Item 13. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 14. Exhibits.

(a)(1)	A copy of the Code of Ethics is incorporated by reference to NB Private Markets Fund III (Master) LLC’s Form N-CSR, Investment Company Act file number 811-22816 (filed June 09, 2023).

(a)(2)	Separate certifications for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(a) under the 1940 Act, are filed herewith.

(a)(3)	Not applicable.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act is furnished herewith.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NB Crossroads Private Markets Fund IV Holdings LLC

By:	/s/ Patrick Deaton
Patrick Deaton
Chief Operating Officer

Date: June 7, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick Deaton
Patrick Deaton
Chief Operating Officer (Principal Executive Officer)

Date: June 7, 2024

By:	/s/ Mark Bonner
Mark Bonner
Treasurer (Principal Financial Officer)

Date: June 7, 2024